UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2017

HARVEST CAPITAL CREDIT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35906	46-1396995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, 25th Floor
New York, NY 10017

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 906-3592

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 28, 2017, Harvest Capital Credit Corporation (the “Company”) entered into a Fifth Amendment to Loan and Security Agreement (the “Amendment”), by and among the Company, HCAP Equity Holdings, LLC (“HCAP Equity Holdings”), a Delaware limited liability company and wholly owned subsidiary of the Company, Pacific Western Bank (successor-by-merger to CapitalSource Bank), as agent and a lender, and each of the other lenders from time to time party thereto, including City National Bank. The Amendment amends the Loan and Security Agreement dated as of October 29, 2013 (the “Loan Agreement”).

The Loan Agreement was amended to, among other things, (i) extend the expiration of the revolving period from April 30, 2017 to October 30, 2018; (ii) extend the maturity date from October 29, 2018 to the earlier of (x) April 30, 2020, or (y) the date that is six (6) months prior to the maturity of any of the Company’s outstanding unsecured longer-term indebtedness, which, based on the Company’s outstanding 7.00% Notes due 2020 that mature on January 16, 2020, the maturity date under the facility would be July 16, 2019; and (iii) subject to certain conditions, provide limited borrowing base credit for the Company’s loans to (x) certain portfolio companies in which the Company or HCAP Equity Holdings owns in excess of ten percent of the portfolio company’s equity interests and (y) certain special purpose entity portfolio companies formed to hold specified assets, which loans previously did not receive borrowing base credit.

The above summary is not complete and is qualified in its entirety to the full text of the Amendment, which is filed as an exhibit hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Fifth Amendment to Loan and Security Agreement, dated as of April 28, 2017, by and among Harvest Capital Credit Corporation, HCAP Equity Holdings, LLC, Pacific Western Bank (successor-by-merger to CapitalSource Bank), as agent and a lender, and each of the other lenders from time to time party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2017	HARVEST CAPITAL CREDIT CORPORATION

	By:	/s/ Craig R. Kitchin
Craig R. Kitchin
Chief Financial Officer and Secretary